EXHIBIT 1


           AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
           --------------------------------------------


     The undersigned hereby agree that the foregoing statement on
Schedule 13G dated February ___, 1994 is filed on behalf of each of the undersigned.

FIRST CENTURY PARTNERSHIP III

By: FIRST CENTURY MANAGEMENT COMPANY
      (managing general partner)

    By:  SMITH BARNEY VENTURE CORP.
           (managing partner)



         By: /s/ Howard M. Darmstadter
            ------------------------------
             Howard M. Darmstadter
             Secretary




FIRST CENTURY MANAGEMENT COMPANY

By:  SMITH BARNEY VENTURE CORP.
       (managing partner)



     By: /s/ Howard M. Darmstadter
        ------------------------------
         Howard M. Darmstadter
         Secretary




SMITH BARNEY VENTURE CORP.



By: /s/ Howard M. Darmstadter
   ------------------------------
     Howard M. Darmstadter
     Secretary






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SMITH BARNEY INC.



By: /s/ Howard M. Darmstadter
   ------------------------------
     Howard M. Darmstadter
     Assistant Secretary




SMITH BARNEY SHEARSON HOLDINGS, INC.



By: /s/ Howard M. Darmstadter
   ------------------------------
     Howard M. Darmstadter
     Assistant Secretary




THE TRAVELERS INC.



By: /s/ Mary Barnes Jenkins
   ----------------------------
     Mary Barnes Jenkins
     Assistant Secretary


Dated: February ___, 1994






















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